UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 2, 2021 (December 1, 2021)

CF ACQUISITION CORP. VI
(Exact name of registrant as specified in its charter)

Delaware	001-40079	85-1087461
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

110 East 59thStreet, New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 938-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fourth of one redeemable warrant	CFVIU	The Nasdaq Capital Market
Class A common stock, par value $0.0001 per share	CFVI	The Nasdaq Capital Market
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	CFVIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Business Combination Agreement and Related Issuances

On December 1, 2021, CF Acquisition Corp. VI, a Delaware corporation (“CF VI”), and Rumble Inc., a corporation formed under the laws of the Province of Ontario, Canada (“Rumble”), entered into a Business Combination Agreement (the “BCA”). Pursuant to the BCA and by means of an arrangement under Section 182 of the Business Corporations Act (Ontario) (the “Arrangement”), subject to the terms and conditions set forth in the BCA and a plan of arrangement (the “Plan of Arrangement”) to be submitted to the Ontario Superior Court of Justice (Commercial List) (the “Court”), upon the closing of the transactions contemplated by the BCA (the “Closing”), in exchange for their respective shares of capital stock of Rumble:

●	For each share of Rumble capital stock held by eligible electing Canadian shareholders of Rumble (“Electing Shareholders”), the Electing Shareholder will receive a number of exchangeable shares in an indirect, wholly owned Canadian subsidiary of CF VI (the “ExchangeCo Shares”) equal to the quotient obtained by dividing the Price Per Company Share (as defined below) by $10.00 (the “Company Exchange Ratio”), and such Electing Shareholders shall concurrently subscribe for nominal value for a corresponding number of shares of CF VI Class C common stock, par value $0.0001 per share (the “CF VI Class C Common Stock” or “Class C Common Stock”), a new class of voting, non-economic shares of common stock of CF VI to be created and issued in connection with the Closing; and

●	For each share of Rumble capital stock held by all other shareholders of Rumble (“Non-Electing Shareholders”, and collectively with the Electing Shareholders, the “Rumble Shareholders”), such Non-Electing Shareholder will receive a number of shares of CF VI Class A common stock, par value $0.0001 per share (the “CF VI Class A Common Stock” or “Class A Common Stock”) equal to the Company Exchange Ratio.

The “Arrangement Consideration” means the sum of $3,150,000,000, plus the cash and cash equivalents balance held by Rumble as of the Closing (net of outstanding indebtedness), plus the aggregate exercise price of all outstanding options to purchase Rumble stock.

The “Price Per Company Share” is obtained by dividing (x) the Arrangement Consideration by (y) the number of outstanding shares of capital stock of Rumble (calculated on a fully-diluted basis in accordance with the BCA).

In addition, under the BCA and the Arrangement:

●	All outstanding options to purchase shares of Rumble capital stock will be exchanged for options (“Exchanged Company Options”) to purchase (a) a number of shares of Class A Common Stock (the “Base Option Shares”) equal to the product (rounded down to the nearest whole number) of (i) the number of shares of Rumble capital stock subject to such options and (ii) the Option Exchange Ratio (as defined below), and (b) a fraction of a share of Class A Common Stock with respect to each Base Option Share equal to the Option Earnout Fraction (such fractional shares, “Tandem Option Earnout Shares”). The aggregate exercise price per Base Option Share together with the related fraction of the Tandem Option Earnout Share will be equal to (x) the exercise price of such Rumble stock options divided by (y) the Option Exchange Ratio (rounded up to the nearest whole cent); and

●	The outstanding warrant to purchase shares of Rumble capital stock will be exchanged for a number of shares of Class A Common Stock equal to the product (rounded down to the nearest whole number) of the number of shares of Rumble capital stock subject to the warrant and the Company Exchange Ratio.

“Option Earnout Fraction” means the difference between (A) the Company Exchange Ratio divided by the Option Exchange Ratio minus (B) 1.00.

“Option Exchange Ratio” means the quotient obtained by dividing (x) by (y), where: (x) is the quotient, expressed as a dollar number, obtained by dividing (i) the sum of (a) $2,100,000,000 plus the cash and cash equivalents balance held by Rumble as of the Closing (net of debt), plus the aggregate exercise price of all outstanding options to purchase shares of Rumble capital stock, by (ii) the number of outstanding shares of Rumble capital stock (calculated on a fully-diluted basis in accordance with the BCA); and (y) $10.00.

In addition, for an aggregate purchase price of $1.0 million (the “Class D Investment”), upon the Closing and pursuant to a subscription agreement to be entered into between Christopher Pavlovski, Rumble’s CEO and founder (“Mr. Pavlovski”) and CF VI, CF VI will issue and sell to Mr. Pavlovski a number of shares of CF VI Class D common stock, par value $0.001 per share (the “CF VI Class D Common Stock” or “Class D Common Stock”), a new class of non-economic shares of common stock of CF VI carrying the right to multiple votes per share to be created and issued in connection with the Closing, such that, taking into account the shares of Class A Common Stock (if any) and Class C Common Stock to be issued to Mr. Pavlovski at Closing, upon Closing, Mr. Pavlovski will have 85% of the voting power of CF VI on a fully-diluted basis. Such shares of Class D Common Stock to be issued to Mr. Pavlovski are expected to be the only issued and outstanding shares of Class D Common Stock.

Forfeiture or Earnout of Seller Escrow Shares and Tandem Option Earnout Shares

At Closing, the Escrow Portion (as defined below) of the aggregate Class A Common Stock, Class C Common Stock and ExchangeCo Shares issued in connection with the Arrangement to the Rumble Shareholders in exchange for their Rumble shares will be set aside in escrow accounts (the “Forfeiture Escrow Accounts”, and the shares in the Forfeiture Escrow Accounts, the “Forfeiture Escrow Shares”). The Forfeiture Escrow Shares will be held in escrow for five years after the Closing (such period, the “Escrow Period”), at which time, if not earned and released to the Rumble Shareholders in accordance with the terms of the BCA, such Forfeiture Escrow Shares will be released to CF VI for cancellation. The Forfeiture Escrow Shares will be earned and released by the Rumble Shareholders upon the closing price of the Class A Common Stock equaling or exceeding targets of $15.00 and $17.50, respectively (with 50% released at each target, or if the latter target is reached first, 100%) for a period of 20 trading days during any 30 consecutive trading day period during the Escrow Period (the “Earnout Terms”). In addition, the Forfeiture Escrow Shares are subject to early vesting in the event of a change of control transaction during the Escrow Period involving payments per share (including the Forfeiture Escrow Shares vested) exceeding the same target levels set forth above (i.e., if the change of control payments are over $15.00, then 50% of the Forfeiture Escrow Shares will be earned and released and if the change of control payments are over $17.50, then all of the Forfeiture Escrow Shares will be earned and released).

“Escrow Portion” means the quotient of (a) 105,000,000 divided by (b) the Arrangement Consideration divided by $10.00.

Subject to payment of the applicable exercise price of Exchanged Company Options, the holders thereof will receive corresponding Tandem Option Earnout Shares as summarized above, which will be treated substantially the same as the Forfeiture Escrow Shares.

Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the BCA.

Representations, Warranties and Covenants

The BCA contains customary representations and warranties of the parties, which shall not survive the Closing. Many of the representations and warranties are qualified by materiality or Company Material Adverse Effect or SPAC Material Adverse Effect. “Material Adverse Effect” as used in the BCA means with respect to Rumble or CF VI, as applicable, any event, state of facts, development, change, circumstance, occurrence or effect that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on (i) the business, assets and liabilities, results of operations or financial condition of the applicable party and its subsidiaries, taken as a whole or (ii) the ability of such party and its subsidiaries to consummate the Transactions, in each case subject to certain customary exceptions. Certain of the representations are subject to specified exceptions and qualifications contained in the BCA or in information provided pursuant to certain disclosure schedules to the BCA.

The BCA also contains pre-closing covenants of the parties, including obligations of the parties to operate their respective businesses in the ordinary course consistent with past practice, and to refrain from taking certain specified actions without the prior written consent of the other party, in each case, subject to certain exceptions and qualifications. Additionally, the parties have agreed not to solicit, negotiate or enter into competing transactions, as further provided in the BCA. The covenants do not survive the Closing (other than those that are to be performed after the Closing).

CF VI and Rumble agreed, as promptly as practicable after the execution of the BCA, to prepare and (in the case of CF VI) file with the U.S. Securities and Exchange Commission (the “SEC”), a registration statement on Form S-4 (as amended, the “Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the issuance of the Class A Common Stock be issued (or issuable) to Rumble securityholders (including those to be issued from time to time in exchange for ExchangeCo Shares), and containing a proxy statement/prospectus for the purpose of CF VI soliciting proxies from the stockholders of CF VI to approve (the “CF VI Stockholder Approval”) the BCA, the transactions contemplated thereby and related matters (collectively, the “Transaction Proposals”) at a special meeting of CF VI stockholders (the “CF VI Stockholder Meeting”) and providing such stockholders an opportunity, in accordance with CF VI’s organizational documents and initial public offering prospectus, to have their shares of Class A Common Stock redeemed (the “Redemptions”).

CF VI agreed to take all action within its power so that effective at the Closing, the board of directors of CF VI will consist of the individuals to be designated by Rumble prior to the filing of the Registration Statement, three of whom shall be independent directors, and which shall comply with all diversity requirements under applicable law, and the executive officers of CF VI will be the executive officers of Rumble (or as otherwise designated by Rumble prior to the Closing).

Conditions to the Parties’ Obligations to Consummate the Merger

Under the BCA, the obligations of the parties to consummate (or cause to be consummated) the Transactions are subject to a number of customary conditions for special purpose acquisition companies, including, among others, the following: (i) the approval of the Transaction Proposals, (ii) the granting of the interim order by the Court providing for, among other things, the Rumble shareholder meeting, and the granting of approval of the final order by the Court approving the Arrangement, (iii) all specified governmental and regulatory approvals and all waiting or other periods have been obtained or have expired or been terminated, as applicable, (iv) the effectiveness of the Registration Statement, (v) the shares of Class A Common Stock to be issued in the Transactions having been approved for listing on Nasdaq or the NYSE (as applicable), subject to round lot holder requirements, (vi) the consummation of the Transactions is not prohibited by applicable law, and (vii) CF VI having a minimum of $5,000,001 of net tangible assets upon the Closing (after giving effect to any Redemptions and any PIPE Investments (as defined below)).

The obligations of CF VI to consummate (or cause to be consummated) the Transactions are also subject to, among other things, (i) the representations and warranties of Rumble being true and correct, subject to the materiality standards contained in the BCA, (ii) material compliance by Rumble with its pre-closing covenants, subject to the materiality standards contained in the BCA, (iii) no occurrence of a Company Material Adverse Effect, and (iv) Rumble has obtained executed Shareholder Support Agreements and Lock-Up Agreements from the requisite Rumble securityholders.

The obligations of Rumble to consummate (and cause to be consummated) the Transactions are also subject to, among other things, (i) the representations and warranties of CF VI being true and correct, subject to the materiality standards contained in the BCA, (ii) material compliance by CF VI with its pre-closing covenants, subject to the materiality standards contained in the BCA, (iii) the Available Cash being at least $125.0 million, and (iv) no occurrence of a SPAC Material Adverse Effect.

Termination Rights

The BCA contains certain termination rights, including, among others, the following: (i) upon the mutual written consent of CF VI and Rumble, (ii) if the consummation of the Transactions is prohibited by applicable law, (iii) by either CF VI or Rumble if the board of directors of the other party publicly changes its recommendation with respect to the BCA and Transactions and related stockholder approvals under certain circumstances detailed in the BCA, (iv) by either CF VI or Rumble if the CF VI Stockholder Meeting is held and CF VI Stockholder Approval is not received, (v) by CF VI if the Rumble shareholders’ meeting is held and the required approval of the Rumble shareholders is not received, (vi) in connection with a breach of a representation, warranty, covenant or other agreement by a party which is not capable of being cured within 30 days after receipt of such breach, subject to the materiality standards contained in the BCA, or (vii) by either CF VI or Rumble if the Closing has not occurred on or before the 270 day anniversary of the date of the BCA (subject to extension for up to 60 days as described in the BCA).

None of the parties to the BCA are required to pay a termination fee or reimburse any other party for its expenses as a result of a termination of the BCA. However, each party will remain liable for willful and material breaches of the BCA prior to termination.

Trust Account Waiver

Rumble agreed that it and its affiliates will not have any right, title, interest or claim of any kind in or to any monies in CF VI’s trust account held for its public stockholders, and agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom)

The BCA is filed as Exhibit 2.1 to this Current Report on Form 8-K and the foregoing description thereof is qualified in its entirety by reference to the full text of the BCA. The BCA provides investors with information regarding its terms and is not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the BCA were made as of the execution date of the BCA only and are qualified by information in confidential disclosure schedules provided by the parties to each other in connection with the signing of the BCA. These disclosure schedules contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the BCA. Moreover, certain representations and warranties in the BCA may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Accordingly, you should not rely on the representations and warranties in the BCA as characterizations of the actual statements of fact about the parties.

Class A Common Stock Subscription Agreements

Contemporaneously with the execution of the BCA, CF VI entered into separate Subscription Agreements (the “Class A Common Stock Subscription Agreements”) with a number of subscribers (each a “Subscriber”), including the Sponsor, pursuant to which the Subscribers agreed to purchase, and CF VI agreed to sell to the Subscribers, an aggregate of 8.5 million shares of Class A Common Stock (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $85.0 million (the “PIPE Investments”), with the Sponsor’s Class A Common Stock Subscription Agreement accounting for up to $7.59 million of such aggregate PIPE Investments.

The closing of the sale of the PIPE Shares pursuant to the Class A Common Stock Subscription Agreements is contingent upon, among other customary closing conditions, the substantially concurrent Closing. The purpose of the PIPE Investments is to raise additional capital for use by Rumble following the Closing.

Pursuant to the Class A Common Stock Subscription Agreements, CF VI agreed that, within 30 calendar days after the Closing, CF VI will file with the SEC (at CF VI’s sole cost and expense) a registration statement registering the resale of the PIPE Shares, and CF VI shall use its reasonable best efforts to have such registration statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar day (or 90th calendar day if the SEC notifies CF VI that it will “review” the registration statement) following the Closing and (ii) the second business day after the date CF VI is notified (orally or in writing, whichever is earlier) by the SEC that the registration statement will not be “reviewed” or will not be subject to further review.

A form of the Class A Common Stock Subscription Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the Class A Common Stock Subscription Agreement.

Shareholder Support Agreement

Contemporaneously with the execution of the BCA, CF VI, Rumble and certain Rumble Shareholders entered into a Shareholder Support Agreement, pursuant to which, among other things, the Rumble Shareholders party to such agreement agreed (i) to vote their Rumble shares in favor of the Arrangement and other resolutions needed to consummate the Arrangement and the other Transactions, and, subject to limited exceptions, to not transfer such shares, (ii) to waive, and not to exercise, any dissent rights for Rumble shares in connection with the Arrangement, and (iii) to consent to the termination of certain existing agreements at Closing. The Rumble Shareholders party to the Shareholder Support Agreement collectively have a sufficient number of votes to approve the Arrangement.

The Shareholder Support Agreement and all of its provisions will terminate and be of no further force or effect upon the earlier of the Closing and termination of the BCA pursuant to its terms. Upon such termination of the Shareholder Support Agreement, all obligations of the parties under the Shareholder Support Agreement will terminate; provided, however, that such termination will not relieve any party thereto from liability arising in respect of any breach of the Shareholder Support Agreement prior to such termination.

A form of the Shareholder Support Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the Shareholder Support Agreement.

Sponsor Support Agreement

Contemporaneously with the execution of the BCA, CF VI entered into a Sponsor Support Agreement with the Sponsor and Rumble, pursuant to which, among other things, the Sponsor agreed (i) to vote its shares of CF VI capital stock in favor of the BCA and each of the Transaction Proposals, and to not transfer such shares, (ii) not to redeem any of its shares of CF VI capital stock in connection with the Transactions, (iii) to waive its anti-dilution rights with respect to its shares of Class B common stock, par value $0.0001 per share of CF VI, under the CF VI certificate of incorporation, and (iv) to subject (a) certain of its shares of CF VI capital stock and warrants to additional transfer restrictions after Closing, (b) certain of its shares of CF VI capital stock to certain restrictions and potential forfeiture, pending the satisfaction of certain earnout targets, and (c) certain of its shares of CF VI capital stock to certain restrictions and potential forfeiture based on the CF VI available cash at Closing and then the satisfaction of certain earnout targets and other conditions set forth in the Sponsor Support Agreement.

The Sponsor Support Agreement and certain of its provisions will terminate and be of no further force or effect upon the earlier to occur of Closing and termination of the BCA pursuant to its terms and, if the BCA is terminated pursuant to its terms, all provisions of the Sponsor Support Agreement will terminate and be of no further force or effect.

The Sponsor Support Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the Sponsor Support Agreement.

Share Repurchase Agreement

Concurrently with the execution of the BCA, CF VI entered into a Share Repurchase Agreement (the “Share Repurchase Agreement”) with Mr. Pavlovski, pursuant to which CF VI agreed to repurchase from Mr. Pavlovski, upon the Closing, 1.1 million ExchangeCo Shares and redeem a corresponding number of shares of Class C Common Stock, for a total purchase price of $11.0 million. The closing of the share repurchase is contingent upon (and will take place immediately following), the Closing.

The Share Repurchase Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the Share Repurchase Agreement.

Lock-Up Agreement

Concurrently with the execution of the BCA, CF VI entered into separate Lock-Up Agreements (each a “Lock-Up Agreement”) with a number of Rumble Shareholders pursuant to which the securities of CF VI and ExchangeCo held by such holders will be locked-up and subject to transfer restrictions for a period of time following the Closing, as described below, subject to certain exceptions. The securities held by such Rumble shareholders will be locked-up until the earlier of: (i) the one (1) year anniversary of the date of the Closing, (ii) the date on which the last reported sale price of Class A Common Stock exceeds $15.00 per share (adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like), for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing, and (iii) the date on which CF VI consummates a liquidation, merger, capital stock exchange, reorganization, or other similar transaction after the Closing which results in all of CF VI’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

A form of the Lock-Up Agreement is filed as Exhibit 10.5 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the Lock-Up Agreement.

Item 3.02.	Unregistered Sales of Equity Securities

The disclosure set forth above under the heading “Class A Common Stock Subscription Agreements” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The shares of Class A Common Stock to be issued in connection with the Class A Subscription Agreements are not to be registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Important Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between Rumble and CF VI. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transaction described herein, CF VI intends to file relevant materials with the United States Securities and Exchange Commission (“SEC”), including a registration statement on Form S-4, which will include a document that serves as a joint prospectus and proxy statement, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all CF VI stockholders. CF VI will also file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of CF VI are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by CF VI through the website maintained by the SEC at www.sec.gov.

The documents filed by CF VI with the SEC also may be obtained free of charge upon written request to CF Acquisition Corp. VI, 110 East 59th Street, New York, NY 10022 or via email at CFVI@cantor.com.

Participants in the Solicitation

CF VI, Rumble and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from CF VI’s stockholders in connection with the proposed transaction. A list of the names of such directors and executive officers, and information regarding their interests in the business combination and their ownership of CF VI’s securities are, or will be, contained in CF VI’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of CF VI, or Rumble, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transaction between CF VI and Rumble. Such forward-looking statements include, but are not limited to, statements regarding the closing of the transaction and CF VI’s, Rumble’s, or their respective management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CF VI and Rumble. Many factors could cause actual future events to differ from the forward looking-statements in this Current Report on Form 8-K, including but not limited, to (i) the risk that the transaction may not be completed in a timely manner or at all, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the approval by the stockholders of CF VI, the satisfaction of the minimum trust account amount following any redemptions by CF VI’s public stockholders and the receipt of certain governmental and regulatory approvals, (iii) the inability to complete the PIPE offering, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement entered into by CF VI and Rumble, (v) the outcome of any legal proceedings that may be instituted against Rumble and/or CF VI related to the business combination agreement entered into by CF VI and Rumble or the transactions contemplated thereby, (vi) the ability to maintain the listing of CF VI stock on Nasdaq (or, if applicable, to list and maintain the listing of the combined entity on the NYSE), (vii) volatility in the price of CF VI’s securities, (viii) costs related to the transactions and the failure to realize anticipated benefits of the transactions or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions, (ix) the effect of the announcement or pendency of the transaction on Rumble’s business relationships, operating results, performance and business generally, (x) risks that the transactions disrupt current plans and operations of Rumble, (xi) changes in the combined capital structure of Rumble and CF VI following the transactions, (xii) changes in the competitive industries and markets in which Rumble operates or plans to operate, (xiii) changes in laws and regulations affecting Rumble’s business, (xiv) the ability to implement business plans, forecasts, and other expectations after the completion of the transactions, and identify and realize additional opportunities, (xv) risks related to the uncertainty of Rumble’s projected financial information, (xvi) risks related to Rumble’s limited operating history, the rollout of its business and the timing of expected business milestones, (xvii) risks related to Rumble’s potential inability to achieve or maintain profitability and generate cash, (xviii) current and future conditions in the global economy, including as a result of the impact of the COVID-19 pandemic, and their impact on Rumble, its business and markets in which it operates, (xix) the ability of Rumble to retain existing content providers and users and attract new content providers and customers, (xx) the potential inability of Rumble to manage growth effectively, (xxi) the enforceability of Rumble’s intellectual property, including its patents and the potential infringement on the intellectual property rights of others, and (xxii) the ability to recruit, train and retain qualified personnel. These risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of CF VI’s Form S-1 Registration Statement filed with the SEC on February 19, 2021, CF VI’s Form 10-Q filed on May 14, 2021, the Form S-4 Registration Statement that CF VI will file, which will include a proxy statement/prospectus, and other documents filed or to be filed by CF VI from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Rumble and CF VI assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Rumble nor CF VI gives any assurance that either Rumble or CF VI will achieve its expectations.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1*	Business Combination Agreement, dated as of December 1, 2021, by and between CF VI and Rumble.

10.1	Form of Subscription Agreement.

10.2	Form of Shareholder Support Agreement, dated as of December 1, 2021, by and among CF VI, Rumble and the Rumble shareholders party thereto.

10.3	Sponsor Support Agreement, dated as of December 1, 2021, by and among CF VI, Rumble and the Sponsor.

10.4	Share Repurchase Agreement, dated as of December 1, 2021, by and between CF VI and Christopher Pavlovski.

10.5	Form of Lock-Up Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). CF VI agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request; however, CF VI may request confidential treatment of omitted items.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CF ACQUISITION CORP. VI

By:	/s/ Howard W. Lutnick
Name:	Howard W. Lutnick
Title:	Chief Executive Officer

Dated: December 2, 2021